UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 22, 2010 (March 20, 2010)

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

As previously disclosed, on February 25, 2010, The Coca-Cola Company, a Delaware corporation (the “Company”), Coca-Cola Enterprises Inc., a Delaware corporation (“CCE”), International CCE, Inc., a Delaware corporation and a wholly-owned subsidiary of CCE (“SplitCo”), and Cobalt Subsidiary LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, entered into a Business Separation and Merger Agreement (the “Business Separation and Merger Agreement” and the transactions contemplated by the Business Separation and Merger Agreement, the “Merger Transactions”).  Also as previously disclosed, in connection with the execution of the Business Separation and Merger Agreement, on February 25, 2010, the Company and CCE executed a letter (the “Letter Agreement”) whereby the parties agreed in principle to the acquisition by a subsidiary of CCE of the Company’s Norwegian and Swedish bottling operations.

As contemplated by the Letter Agreement, on March 20, 2010, the Company, Bottling Holdings (Luxembourg) s.a.r.l., a Luxembourg société à responsabilité limitée and a wholly-owned subsidiary of CCE (“Buyer”), CCE and SplitCo entered into a Share Purchase Agreement (the “Nordic SPA”).  Pursuant to the Nordic SPA and subject to the terms and conditions thereof, Buyer (a subsidiary of CCE which will be a subsidiary of SplitCo as of the closing of the Merger Transactions) will acquire 100% of the outstanding equity securities of Coca-Cola Drikker AS and Coca-Cola Drycker Sverige AB for $822 million (the transactions contemplated by the Nordic SPA and certain related agreements described below are referred to as the “Nordic Transactions”). The purchase price is subject to adjustment based on (i) Closing Net Working Capital (as defined in the Nordic SPA) of the Norwegian and Swedish bottling operations as of the closing and (ii) the EBITDA (as defined in the Nordic SPA) of the Norwegian and Swedish bottling operations for the year ended December 31, 2010.

The Nordic SPA includes certain customary representations, warranties and covenants, and consummation of the Nordic Transactions is subject to certain conditions, including (i) customary regulatory approvals (including in respect of competition laws); (ii) the absence of legal prohibitions or pending actions by governmental authorities that would prevent consummation of the Nordic Transactions; (iii) the absence of a Material Adverse Effect (as defined in the Nordic SPA) on the Nordic business; and (iv) the satisfaction or waiver of the conditions set forth in the Business Separation and Merger Agreement.

The Nordic SPA provides for certain indemnification rights of the parties in respect of breaches of representations, warranties and covenants, in each case, subject to certain limitations. The Nordic SPA may be terminated by the mutual written agreement of Buyer and the Company and, in certain cases, either Buyer or the Company.  The Nordic SPA also contemplates the execution of certain related agreements at the closing in respect of the use of the Coca-Cola name and certain bottler’s agreements.

The Company owns approximately 34% of the outstanding common stock of CCE, and, during 2009, over 90% of CCE’s sales volume represented products of the Company. In addition, one member of the CCE Board of Directors is a current executive officer of the Company, and another member of the CCE Board of Directors is a former executive officer of, and current consultant to, the Company.

The foregoing descriptions of the Nordic Transactions, the Nordic SPA and the other agreements referred to herein are not complete and are qualified in their entirety by reference to the Nordic SPA (and the exhibits thereto), a copy of which is filed as Exhibit 2.1 attached hereto.

The agreement attached hereto (including the exhibits to such agreement), which is being filed to provide investors with information regarding its terms, contain various representations, warranties and covenants of the Company and the other parties thereto. They are not intended to provide any factual information about any of the parties thereto or any subsidiaries of the parties thereto. The assertions embodied in those representations, warranties and covenants were made for purposes of each of the agreements, solely for the benefit of the parties thereto, and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of each of the agreements (including qualification by disclosures that are not necessarily reflected in the agreements). In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder might view as material, or may have been made for purposes of allocating contractual risk among the parties rather than establishing matters as facts. Security holders are not third-party beneficiaries under the agreements and should not view the representations, warranties or covenants in the agreements (or any description thereof) as disclosures with respect to the actual state of facts concerning the business, operations or condition of any of the parties to the agreements (or their subsidiaries) and should not rely on them as such. In addition, information in any such representations, warranties or covenants may change after the dates covered by such provisions, which subsequent information may or may not be fully reflected in the public disclosures of the parties. In any event, investors should read the agreements together with the other information concerning the Company and its subsidiaries contained in reports and statements that the Company files with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
Exhibit 2.1	Share Purchase Agreement, dated as of March 20, 2010, by and among The Coca-Cola Company, Bottling Holdings (Luxembourg) s.a.r.l., Coca-Cola Enterprises Inc. and International CCE, Inc.*
	Exhibit I	Form of Corporate Name Letter
	Exhibit II	Form of Bottler’s Agreement

*                                         In accordance with Item 601(b)(2) of Regulation S-K, certain schedules have not been filed. The Coca-Cola Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)
Date: March 22, 2010	By:	/s/ KATHY N. WALLER

Kathy N. Waller
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Share Purchase Agreement, dated as of March 20, 2010, by and among The Coca-Cola Company, Bottling Holdings (Luxembourg) s.a.r.l., Coca-Cola Enterprises Inc. and International CCE, Inc.*
	Exhibit I	Form of Corporate Name Letter
	Exhibit II	Form of Bottler’s Agreement

*                                         In accordance with Item 601(b)(2) of Regulation S-K, certain schedules have not been filed. The Coca-Cola Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.